Exhibit 10.9

Telecom     Suite 700                            LEASE AGREEMENT
Leasing     5945 KATHLEEN AVENUE                   Page 1 of 5
Canada      BURNABY, B.C. VSH 4LS
            TELEPHONE: (604) 439-5800
            FAX NO.: (604)439-5802

                                                              SALES INC. NO.    LEASE AGREEMENT NO.
                                                              AP99              409847
LESSEE                                                        CONTACT
NAME              EPOST INNOVATIONS INC.                      NAME              LYNN/KAREE
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                                                              TELEPHONE
ADDRESS           9TH FLOOR 1281 WEST GEORGIA STREET          NUMBER   (604) 904-4422
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CITY AND                                                      POSTAL
PROVINCE          VANCOUVER, BC                               CODE              V6E 3J7
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                                                              Contact
Supplier Name     NATG                                        Name:             VITO
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                                                                                 Telephone
Address:  1919 SUMAS WAY, ABBOTSFORD, BC                                         Number:
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LOCATION OF EQUIPMENT
(if different than above)
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LESSEE          NAME AND ADDRESS OF LANDLORD IF EQUIPMENT IS TO BE PLACED IN RENTED       ESTIMATED
OWNS     |_|    PREMISES                                                                  DELIVERY DATE
PREMISES                          WICKLOW WEST HOLDINGS, 1199 W. HASTINGS VAN.
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                       EQUIPMENT DESCRIPTION (Including New/Used, Year, Model and Serial Nos.)
                               SEE SCHEDULE "A" ATTACHED TO AND FORMING PART HEREOF
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                           TERMS OF PAYMENT                              PRE-AUTHORIZED PAYMENT PLAN
TERM:                ADVANCE RENTAL            REMAINING RENTAL          Lessor is hereby authorized to periodically draw payment
                     PAYMENT(S)                PAYMENTS                  under its Pre-Authorized Payment Plan from the bank account
30 MONTHS            (NON-REFUNDABLE)                                    specified on the attached sample cheque to cover the Rental and other amounts due under this Agreement.

                     NO.     TOTAL             NO.   RENTAL                  /s/SANDRA L. CHAN
                             RENTAL                  PAYMENT             Signature(s) of Authorized Cheque Signer(s)
RENTALS                      PAYMENT(S)
PAYABLE:             1       $2,102.86         29    $227.86             Title(s)    Manager Off Serv.

|X|MONTHLY                   Plus Applicable         Plus Applicable     PLEASE ATTACH A VOID SAMPLE CHEQUE
                             Taxes                   Taxes



          SEE ATTACHED PAGES 2 - 5 FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE PART OF THIS AGREEMENT.

THE UNDERSIGNED AGREE TO ALL THE TERMS AND CONDITIONS SET FORTH ON THE FOLLOWING PAGES, AND IN CONSIDERATION THEREOF HEREBY EXECUTE THIS LEASE. LESSEE ACKNOWLEDGES RECEIPT OF AN EXECUTED COPY OF THIS LEASE AND WAIVES ALL RIGHTS TO RECEIVE COPIES OF ANY FINANCING STATEMENT, FINANCING CHANGE STATEMENT AND VERIFICATION STATEMENT REGISTERED AT OR ISSUED BY A PERSONAL PROPERTY REGISTRY IN RELATION TO THIS LEASE. THE PARTIES HERETO AGREE THIS DOCUMENT MAY BE EXECUTED BY FACSIMILE AND/OR PHOTOCOPY SIGNATURE AND A FACSIMILE TRANSMITTED SIGNATURE SHALL BE DEEMED AN ORIGINAL SIGNATURE FOR ALL PURPOSES.

Date   x 5/1/2000      X          Legal Name of Lessee    EPOST INNOVATIONS INC.

LESSOR-TELECOM LEASING     The undersigned certifies that she/he is
CANADA (TLC) LIMITED       duly authorized to execute this LEASE
                           AGREEMENT on behalf of Lessee
                                                       NAME
                                                         &
BY:   /s/[illegible]       BY: /s/Sandra L. Chan       TITLE  /s/Sandra Chan,
   Authorized Signature        Authorized Signature            Mgr Off Serv
                                                             or Date of Birth if
                                                             individual
                                                             PLEASE PRINT

                                                        NAME
                                    By:               & TITLE

                          TERMS AND CONDITIONS OF LEASE

For and in consideration of the covenants and agreements by Lessee to pay the total rental payment herein provided for and to perform the terms, covenants and conditions on Lessee's part herein contained, Lessor hereby leases and lets unto Lessee, and Lessee hereby leases and takes from Lessor, each unit of equipment described on the first page hereof and hereinafter referred to as the "Equipment", for the term set forth on the first page hereof (commencing on the date of the first delivery of any of the Equipment to Lessee) and upon and subject to the covenants, conditions and provisions hereinafter set forth. In the event that such first delivery represents partial delivery of the Equipment, the term of this Lease shall be extended by the number of days from the date of first delivery to the date of final delivery of the Equipment.

1. RENTAL. For the use of the Equipment, Lessee shall pay to Lessor at Lessor's head office a total rental payment equal to the sum of the respective amounts of the total advance rental payment(s) and the remaining rental payments multiplied by the number of remaining rental payments, all as set out on the first page hereof. The total advance rental payment(s) shall become due upon the execution hereof by Lessee and subsequent payments throughout the Lease term in every calendar month, or other calendar period, after the month of delivery on any regular billing date of Lessor in such month or period. If more than one advance rental payment is payable, then one advance rental payment of an amount determined by Lessor shall be applied to the first rental period and the remaining advance rental Payment(s) shall be applied in reverse order of maturity. Rental payments hereunder are payable without abatement, whether or not Lessee has received any notice that such payments are due. An interim rental may be assessed on any partial delivery of the Equipment from time to time prior to the date of final delivery of the Equipment and such interim rental shall become payable on said date of final delivery. If final delivery of the Equipment occurs after 30 days from the date Lessee executes this Lease, Lessor may at its option adjust the remaining rental payments by 12 cents per $1,000 of the Equipment cost for each 1/4 of 1% change in the prime interest rate of the Royal Bank of Canada between the date Lessee executes this Lease and the final delivery date of the Equipment. Lessor is hereby authorized to make such adjustments to the rental payments as may be necessary upon final delivery of the Equipment. In the event Lessee desires to amend this Lease by adding additional equipment, Lessee may, with Lessor's consent, do so. In the event such additional equipment has a price of $5,000.00 or less, then Lessee shall not be required to execute a written amendment to this Lease. In such event, Lessee irrevocably appoints any authorized officer of Lessor as its lawful attorney to execute a written amendment to this Lease on Lessee's behalf with full power and authority to bind Lessee to the terms of such written amendment. Lessee shall be provided with a copy of such written amendment.


Initials:  Lessee: /s/[illegible]       Lessor: /s/[illegible]            Page 2

2. EQUIPMENT DESCRIPTION. Lessee authorizes Lessor to complete the description of the Equipment on the first page hereof with the insertion of serial numbers and other details specifically identifying the Equipment, and to insert the Lease Agreement Number, after the execution hereof.

3. REPRESENTATIONS AND WARRANTIES. Lessee acknowledges that each unit of the Equipment leased hereunder is of a size, design and capacity personally chosen and selected by Lessee for business (and not for personal or household) purposes without reliance on Lessor and Lessee is satisfied that the same is suitable for its purposes and Lessor has made no representation or warranty with respect to the suitability, durability or date-related compliance of any such unit for the purposes or uses of Lessee, or any other representation or warranty express or implied with respect thereto, and the Equipment has been purchased at Lessee's request from a supplier designated by Lessee. Consequently, Lessee has not relied and does not rely on Lessor in choosing and selecting the Equipment and Lessee takes full responsibility for the choosing, selection, durability and date-related compliance and will look only to the Supplier for warranty against latent defects or other matters, including uninterrupted or error-free operation, Lessor hereby conveying expressly and without reserve to Lessee all warranties, if any, resulting from the sale of the Equipment entered into with the supplier. Lessee renounces the right to any claim or defence against Lessor relating to the Equipment. In the event of any action brought by Lessor for default under the provisions of this Lease, Lessee waives all defences predicated on the failure of the Equipment to perform the function for which it was designed and further acknowledges and agrees that such failure shall not be deemed to be in breach of this Lease.

4. GOVERNING LAW. This Lease shall be interpreted and enforced in accordance with the laws of the Province wherein the Equipment is to be located according to the terms hereof. Lessor and Lessee hereby acknowledge that they have required this Lease and all related documents to be drawn up in the English language. Le Locateur et le Locataire reconnaissent avoir exige que le present credit-bail et les documents que s'y rattachment soient redigees en anglais.

5. EQUIPMENT OWNED BY LESSOR. This agreement is one of leasing only and Lessee shall not have or acquire any right, title or interest in or to the Equipment except the right of Lessee and its competent employees to use or operate the Equipment as provided herein. Lessee acknowledges that title to the Equipment has passed from the supplier to Lessor notwithstanding any invoicing practice of the supplier.

6. LOSS OR DAMAGE TO EQUIPMENT. Lessee assumes the entire risk of loss or damage to the Equipment from any cause whatsoever. No loss or damage to the Equipment or any part thereof shall affect or impair the obligations of Lessee hereunder which shall continue in full force and effect. It is understood and agreed that this Lease shall not prejudice the subrogation rights of any insurance carrier.

7. NO SUBLEASE OR ASSIGNMENT OF LEASE BY LESSEE. Lessee shall not encumber, transfer, part with possession of or sublet the Equipment and this Lease shall not be assignable by Lessee without prior written permission of Lessor, which permission shall not be unreasonably withheld. In the event of an assignment, Lessee agrees to pay an assignment fee to Lessor of $100.00 or Lessor's actual costs, whichever is greater. Nothing contained herein shall prevent Lessor from assigning, pledging,

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

          mortgaging, transferring, encumbering or otherwise disposing, either in whole or in part, of Lessor's rights hereunder. Lessee shall not change its name without giving Lessor thirty (30) days prior written notice of same.

8. MAINTENANCE AND INSPECTION OF EQUIPMENT. Lessee shall at all times and at Lessee's own expense keep the Equipment in good and efficient working order and repair, and maintained by the supplier or authorized agents of the supplier, and shall furnish any and all parts, mechanisms and devices required to keep the Equipment in good mechanical and working order. Lessor, its employees and/or agents shall at all times have access to the Equipment for the purpose of inspecting it. Lessee shall not, without the prior written consent of Lessor make any alterations, additions or improvements to the Equipment. All such alterations, additions or improvements so made shall belong to and remain the property of Lessor.

9. COMPLIANCE BY LESSEE WITH ALL LAWS, ORDINANCES, ETC. Lessee shall comply with and conform to all laws, ordinances and regulations, present or future, in any way relating to the ownership, possession, use or maintenance of the Equipment throughout the term of this Lease and to the perfect exoneration from liability of Lessor.

10. EQUIPMENT TO BE KEPT FREE OF LEVIES, PRIVILEGES, LIENS, CHARGES, ETC. Lessee shall keep the Equipment free of levies, privileges, liens and encumbrances and shall pay all licence fees, registration fees, assessments, charges and taxes (Municipal, Provincial and Federal), which may be levied or assessed, directly or indirectly, against or on account of this Lease or the Equipment or any interest therein or use thereof. If Lessee shall fail to pay such licence fees, registration fees, assessments, charges or taxes Lessor may pay such licence fees, registration fees, assessments, charges and taxes as the case may be in which event the cost thereof shall be forthwith duo and payable by Lessee.

11. INDEMNIFICATION OF LESSOR BY LESSEE. Lessee shall indemnify Lessor against and hold Lessor harmless from any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including legal fees on a full indemnity solicitor and own client basis, arising out of, connected with, based on, or resulting from the Equipment, including, without limitation, the manufacture, selection, delivery, installation, possession, use, operation or return of the Equipment or otherwise on account of any personal injury or death or damage to property occasioned by the Equipment or the negligence of employees, servants or agents of Lessee, or on account of any infringement or alleged infringement of patent occasioned by the operation of the Equipment. The indemnities contained herein shall survive the termination of this Lease.

12. INSURANCE. As and from the earlier of the date upon which Lessor acquires ownership of, or title to, the Equipment or the date on which Lessor may have any risk, responsibility or liability therefore, and thereafter throughout the term of this Lease, Lessee shall, at its sole expense, place and maintain, in a form and with coverage and terms acceptable to Lessor: (a) "all risks" insurance against the loss or theft of or

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

          damage to the Equipment, including earthquake damage, for the full replacement value thereof, naming Lessor as a loss payee; and (b) public liability and property damage insurance, naming Lessor as additional insured, covering any liability in respect of the use, operation, possession or ownership of the Equipment. Such insurance policies shall contain a provision prohibiting termination of the policy except upon 30 days notice by the insurer to Lessor. However, any insurance coverage acquired hereunder by Lessee shall in no manner restrict or limit the liabilities assumed by Lessee hereunder. Lessee shall furnish to Lessor certified copies or certificates of said insurance policies. If Lessee fails to maintain insurance as stipulated herein, Lessee agrees that Lessor may effect such insurance as it sees fit and at the expense of Lessee.

13. EQUIPMENT TO REMAIN PERSONAL PROPERTY. The Equipment shall at all times during the term of this Lease be and remain personal or moveable property, regardless of the manner in which it may be attached to any real estate. Lessee shall install the Equipment in a manner which will permit its removal without material injury to the place of installation. Lessee shall be responsible for any damage done to any real or immovable property, building or structure by the removal of the Equipment and shall indemnify and save harmless Lessor therefrom.

14. DEFAULT. The occurrence of any of the following shall each constitute an event of default: (i) the failure of Lessee to pay any rental or other sum due under this Lease or any other agreement between the parties and such failure continues for a period of five (5) days after notice by Lessor; (ii) the breach of or failure to perform or observe any covenant, condition or agreement contained in this Lease and such failure continues for a period of fifteen (15) days after notice by Lessor; (iii) Lessor discovers that a representation or warranty made by Lessee is incorrect in any material respect as determined by Lessor in its sole determination; (iv) the subjecting of Equipment or any part thereof to seizure, attachment or similar process; (v) any assignment by Lessee for the benefit of creditors; (vi) the admission by Lessee of its inability to pay its debts generally as they become due; (vii) the appointment of a receiver, trustee, liquidator, interim receiver or similar official for Lessee or for any of its property;
          (viii) the filing by or against Lessee of a petition in bankruptcy or a petition for the reorganization or liquidation of Lessee; (ix) any act of bankruptcy by Lessee; or (x) Lessor in good faith believing that the prospect of payment or performance of the obligations of Lessee is or is about to be impaired or the Equipment is or is about to be placed in jeopardy. On the occurrence of any event of default, Lessor shall be entitled at its option (a) to demand the immediate return of the Equipment to Lessor, and (b) to take possession of the Equipment without demand or notice, wherever the same may be located, without any court order or other process of law, Lessee hereby waiving any and all damages occasioned by such taking of possession, and (c) to sell, lease or otherwise dispose of the Equipment for such consideration and on such terms and conditions as Lessor may reasonably deem fit, and (d) to recover from Lessee liquidated damages which liquidated damages shall be calculated as follows, namely (i) by calculating the entire amount of the then unpaid rental payments of the remainder of the term of this Lease, each such rental payment to be subject to a discount equal to interest at the rate of six percent (6%) per


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          annum calculated and compounded monthly over the period commencing on the earlier of the date of the aforesaid demand or the date of taking possession of the Equipment and ending on the date on which such rental payments would have become due and payable under the term of this Lease, and (ii) by adding to the sum calculated according to item
          (i) any amount due and unpaid pursuant to this Lease, and (iii) if Lessor has not structured this Lease to include an unrecovered capital balance, by deducting from the resulting sum the net proceeds of the sale, leasing or other disposition of the Equipment, and (iv) by adding to the then resulting sum all legal fees on a full indemnity solicitor and own client basis and other expenses incurred by Lessor in enforcing or attempting to enforce the provisions of this Lease or to recover damages for any breach thereof, including costs and expenses associated with the taking of possession, moving, storing, preparation for disposition and sale, lease or other disposition of the Equipment; and to proceed forthwith to the recovery of said liquidated damages which shall be conclusively deemed to be a genuine pre-estimate by (the parties of the damage suffered by Lessor in the circumstances and not a penalty.

15. ASSIGNMENT BY LESSOR. Should Lessor assign the sums due and to become due hereunder to any bank, trust company or other lending agency (of which assignment Lessee hereby waives notice and signification), Lessee shall recognize such assignment and should Lessor default in the performance of any of the terms and conditions of this Lease, Lessee may not, as to such assignee, terminate this Lease or subject Lessee's obligations to pay money under this Lease to any diminution or right of set-off or compensation. Unless otherwise agreed in writing between the parties hereto, nothing herein contained shall release Lessor from its obligation to perform any duty, covenant or condition required to be performed by a lessor under the terms of this Lease should the same be so assigned.

16. RETURN OF EQUIPMENT UPON TERMINATION. Upon the termination of this Lease for any reason, Lessee shall at its cost, return the Equipment to Lessor in good operating condition at a place designated by Lessor and if Lessee fails to do so, Lessor shall have the right to enter upon the premises where the Equipment may be and take possession of and remove it at Lessee's expense, all without legal process. Where the Equipment comprises communications equipment, installed cable and wiring may be substituted by Lessee with an equivalent amount or cost of new cable and wiring of then current manufacture and technology. Lessee shall at its expense cause the manufacturer or an authorized agent or dealer of the Equipment to supervise the dismantling, packing, crating and loading of the Equipment and shall use a carrier approved by Lessor. Lessee shall ensure that, upon return of the Equipment, the Equipment will be in such condition that the manufacturer thereof or an authorized agent or dealer will accept it for maintenance under such party's standard maintenance agreement. In the event that with or without the consent of Lessor, Lessee remains in possession of or uses the Equipment after the expiration of the term of this Lease or renewal thereof, all the provisions of this Lease shall apply thereto unless and until the same has been surrendered pursuant to the terms of this Clause, or Lessor has relieved Lessee from its obligations under this Lease


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

          with respect to the Equipment. Nothing in this Clause shall have the effect of extending or renewing the term of this Lease.

17. WAIVER BY LESSOR. No covenant or condition of this Lease can be waived except by the written consent of Lessor, and forbearance or indulgence by Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, Lessor shall be entitled to invoke any remedy available to Lessor under this Lease or by law, despite said forbearance or indulgence.

18. LATE AND INTEREST CHARGES. Should Lessee fail to pay when due any rental payment or any sum required to be paid to Lessor, Lessee shall pay interest on such delinquent payment from the due date thereof until paid at the rate of 1 3/4% per month compounded monthly (23.14% annual equivalent) plus an administration charge of ten dollars ($10) for each month or part thereof for which such delinquent payment shall be outstanding. Should any payment made by Lessee under this Lease be returned to Lessor uncashed or unnegotiated because Lessee did not have sufficient funds in its bank or trust company account to cover such payments or because of any other reason whatsoever, Lessee shall pay to Lessor a charge of twenty-five dollars ($25) for each such payment returned to Lessor. This charge shall be subject to change without notice.

19. TIME OF THE ESSENCE. Time is of the essence of this Lease and of each and all of its provisions.

20. BINDING UPON SUCCESSORS, HEIRS AND ASSIGNS. This Lease shall enure to the benefit of and be binding upon the successors, heirs, and permitted assigns of the respective parties hereto, provided that nothing contained in this Clause shall impair any of the provisions herein set forth prohibiting transfer or subletting of the Equipment by Lessee or assignment of this Lease by Lessee.

21. HEADINGS. The headings in this Lease are for convenience of reference only and shall not affect the interpretation thereof.

22. INTERPRETATION. It is hereby agreed by and between the parties hereto that whenever the context of this Lease so requires, the singular number shall include the plural and vice versa, and that words importing the masculine gender shall include the feminine and neuter genders, and that in case more than one lessee is named as Lessee, the liability of such lessees shall be joint and several.

23. NON-CANCELABLE LEASE. This Lease cannot be canceled or terminated except as expressly provided herein and will remain in force for the full term indicated herein.

24. LEGAL AND COLLECTION EXPENSES. If this Lease is placed in the hands of a lawyer or agency for collection or enforcement, Lessee agrees to pay all costs, charges and expenses incurred by Lessor as well as legal fees on a full indemnity solicitor and


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

          own client basis and other expenses which Lessor may be obliged to pay such lawyer or agency.

25. LOCATION AND USE OF EQUIPMENT. The Equipment shall be located and used at the place of business of Lessee or as designated on the first page hereof and shall not be removed therefrom without the prior written consent of Lessor.

26. WAIVER OF LESSEE. Lessee hereby expressly waives any waiveable protection under any provisions applicable legislation restricting Lessor's remedies in the event of a default under this Lease.

27. EXPIRY OF LEASE TERM. At expiration of the Lease term herein, provided this Lease is then in force and the terms hereof have not been altered by agreement between the parties or otherwise and provided Lessee is not then in default hereunder, Lessee shall either (a) purchase the Equipment on a "where-is as-is" basis at the market value of the Equipment as determined by Lessor; or (b) renew this Lease for a term and at rental payments as mutually agreed upon by the parties; or (c) upgrade the Equipment for a value as determined by supplier and Lessor for other equipment supplied by said supplier; or (d) return the Equipment at Lessee's own expense to Lessor, in good operating condition (see Clause 8). Where the Equipment comprises communications equipment, at Lessee's option installed cable and wiring may be substituted with an equivalent amount or cost of new cable and wiring of then current manufacture and technology. If Lessee fails to so elect then at the option of Lessor the Lease term shall be automatically renewed on a month-to-month basis and all the terms and conditions of this Lease shall continue in force and effect including Lessee's obligation to remit the rental payments as shown on the face of this Lease.

28. CREDIT INVESTIGATION. Lessee hereby consents to Lessor conducting an investigation or credit check upon Lessee subject to applicable legislation.

29. LIMITATION OF LIABILITY. Notwithstanding any express or implied law, or other term contained in this Lease to the contrary, Lessor's exposure to Lessee under this Lease is limited to direct loss or damage not exceeding, in aggregate, the price paid for the equipment by Lessee. Lessor shall not be liable for any special, indirect, or consequential damages whatsoever to Lessee arising out of or in connection with this Lease.


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SCHEDULE "A" MADE TO AND FORMING PART OF LEASE AGREEMENT No. 409847 BETWEEN
EPOST INNOVATIONS INC. ("LESSEE"), AND TELECOM LEASING CANADA (TLC) LIMITED ("LESSOR").

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LESSEE NAME                                                 LEASE NO.

EPOST INNOVATIONS INC.                                      409847
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QUANTITY          DESCRIPTION
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                  INSTALLATION OF NORSTAR NAM VOICE MAIL SYSTEM C/W

1                 NORTHERN APPLICATIONS MODULE 4 PORT

                  TRAINING








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AGREED TO BY TELECOM LEASING                    AGREED TO BY LESSEE
 CANADA (TLC) LIMITED

   MAY 4/2000                                      APRIL 5, 2000
DATE                                            DATE

   DAVID CARD, Accounting Manager                  ROBERT SENDOH
NAME (Please Print or Type)                     NAME (Please Print or Type)

                                                   CHAIRMAN
TITLE                                           TITLE

  x  /s/[illegible]                               x  /s/[illegible]
SIGNATURE OF AUTHORIZED OFFICIAL                SIGNATURE OF AUTHORIZED OFFICIAL